Exhibit 10.13

The First National Bank of Mifflintown

Amended and Restated Director Revenue Neutral Retirement Agreement

First Amendment

FIRST AMENDMENT

TO THE

THE FIRST NATIONAL BANK OF MIFFLINTOWN

AMENDED AND RESTATED

DIRECTOR REVENUE NEUTRAL RETIREMENT AGREEMENT

DATED OCTOBER 3, 2008

FOR

NANCY BRATTON

THIS FIRST AMENDMENT is entered into this 14 day December, 2010, by and between THE FIRST NATIONAL BANK OF MIFFLINTOWN (the “Company”), a national banking association located in Mifflintown, Pennsylvania, and NANCY BRATTON (the “Director”).

WHEREAS, the Company and the Director executed the Amended and Restated Director Revenue Neutral Retirement Agreement on October 3, 2008, (the “Agreement”);

WHEREAS, Section 9.1 of the Agreement provides that the Agreement may be amended upon mutual consent of the parties thereto; and

WHEREAS, the parties now desire to amend the Agreement for the purpose of updating Appendix A;

NOW, THEREFORE, it is agreed by and between the Company and the Director as follows:

Appendix A shall be deleted in its entirety and replaced by the Appendix A attached hereto.

IN WITNESS WHEREOF, the parties have executed this First Amendment as of the date indicated above.

DIRECTOR:	COMPANY:

THE FIRST NATIONAL BANK OF MIFFLINTOWN

/s/ Nancy Bratton	By	/s/ John P. Henry, III
NANCY BRATTON	Title	Chairman

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The First National Bank of Mifflintown

Amended and Restated Director Revenue Neutral Retirement Agreement

First Amendment

By execution hereof, First Community Financial Corporation consents to and agrees to be bound by the terms and conditions of this First Amendment to the Agreement.

ATTEST:	CORPORATION:

FIRST COMMUNITY FINANCIAL CORPORATION

/s/ Nancy Bratton	By:	/s/ John P. Henry, III
Title	Title	Chairman

/s/ Jennifer S. Kauffman
Asst. Secretary

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The First National Bank of Mifflintown

Amended and Restated Director Revenue Neutral Retirement Agreement

First Amendment

Appendix A

Simulated Policy Data

The First National Bank of Mifflintown

Amended and Restated Director Revenue Neutral Retirement Agreement

Nancy Bratton

Insurance Carrier:	Midland National Life Insurance Company

Policy Type:	Universal Life Flexible-Premium Adjustable Life Insurance

Product Name:	TUL01GISEP-100

Issue Date:	October 12, 2010

Classification:	Preferred (Non Tobacco use)

Initial Face Amount:	$129,349

Payment Type:	Single Premium